COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2019 (Unaudited)

		Shares	Value
COMMON STOCK	104.5%
COMMUNICATIONS—TOWERS	12.9%
American Tower Corp.		683,531	$134,696,619
Crown Castle International Corp.(a),(b)		470,842	60,267,776

			194,964,395

REAL ESTATE	91.6%
DATA CENTERS	10.5%
CyrusOne, Inc.(a),(b)		522,183	27,383,277
Digital Realty Trust, Inc.(b)		432,816	51,505,104
Equinix, Inc.(a),(b)		176,009	79,760,238

			158,648,619

DIVERSIFIED	0.7%
American Assets Trust, Inc.(a),(b)		216,013	9,906,356
BGP Holdings PLC (Australia)(c),(d)		3,927,678	0

			9,906,356

HEALTH CARE	10.8%
HCP, Inc.		1,085,652	33,980,908
Sabra Health Care REIT, Inc.		1,508,710	29,374,584
Ventas, Inc.		629,694	40,180,774
Welltower, Inc.		765,354	59,391,470

			162,927,736

HOTEL	4.0%
Host Hotels & Resorts, Inc.(a),(b)		1,843,754	34,846,951
Pebblebrook Hotel Trust		467,408	14,517,692
Sunstone Hotel Investors, Inc.(a),(b)		785,407	11,309,861

			60,674,504

INDUSTRIALS	6.6%
Prologis, Inc.(a),(b)		1,390,440	100,042,158

NET LEASE	5.3%
Four Corners Property Trust, Inc.		849,169	25,135,402
Gaming and Leisure Properties, Inc.		260,563	10,049,915
Spirit Realty Capital, Inc.		744,649	29,584,905
VICI Properties, Inc.		673,410	14,734,211

			79,504,433

OFFICE	9.4%
Boston Properties, Inc.(a),(b)		294,272	39,397,135

		Shares	Value
Douglas Emmett, Inc.(a),(b)		654,904	$26,471,220
Hudson Pacific Properties, Inc.(a),(b)		553,190	19,040,800
Kilroy Realty Corp.(a),(b)		546,471	41,509,937
Vornado Realty Trust(a),(b)		229,252	15,460,755

			141,879,847

RESIDENTIAL	23.6%
APARTMENT	16.2%
Apartment Investment & Management Co., Class A(a),(b)		413,231	20,781,387
Equity Residential(a),(b)		606,839	45,707,114
Essex Property Trust, Inc.(a),(b)		330,581	95,617,248
UDR, Inc.(a),(b)		1,786,390	81,209,289

			243,315,038

MANUFACTURED HOME	3.7%
Sun Communities, Inc.(a),(b)		474,661	56,256,822

SINGLE FAMILY	3.7%
Invitation Homes, Inc.(a),(b)		2,276,313	55,382,695

TOTAL RESIDENTIAL			354,954,555

SELF STORAGE	8.1%
Extra Space Storage, Inc.(a),(b)		632,232	64,430,763
Life Storage, Inc.(a),(b)		193,170	18,789,646
Public Storage(a),(b)		176,376	38,411,165

			121,631,574

SHOPPING CENTERS	10.2%
COMMUNITY CENTER	4.1%
Brixmor Property Group, Inc.(a),(b)		665,037	12,216,730
Regency Centers Corp.(a),(b)		450,728	30,419,633
Weingarten Realty Investors(b)		645,991	18,972,755

			61,609,118

FREE STANDING	3.2%
Realty Income Corp.		654,305	48,130,676

REGIONAL MALL	2.9%
Simon Property Group, Inc.(a),(b)		241,701	44,040,339

TOTAL SHOPPING CENTERS			153,780,133

SPECIALTY	2.4%
Iron Mountain, Inc.		328,146	11,636,057

		Shares	Value
Lamar Advertising Co., Class A		313,287	$24,831,128

			36,467,185

TOTAL REAL ESTATE			1,380,417,100

TOTAL COMMON STOCK (Identified cost—$1,096,050,451)			1,575,381,495

EXCHANGE-TRADED FUNDS—U.S. EQUITY	0.2%
iShares US Preferred Stock ETF		78,687	2,876,010

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$2,631,781)			2,876,010

PREFERRED SECURITIES—$25 PAR VALUE	15.8%
BANKS	0.5%
GMAC Capital Trust I, 8.469%, (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(e)		250,000	6,510,000
Huntington Bancshares, Inc., 6.25%, Series D(f)		75,432	1,971,038

			8,481,038

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.2%
KKR & Co., Inc., 6.75%, Series A(f)		107,425	2,841,391

INDUSTRIALS—CHEMICALS	0.1%
CHS, Inc., 6.75% to 9/30/24, Series 3(f),(g)		31,954	825,372

REAL ESTATE	15.0%
DIVERSIFIED	3.3%
Colony Capital, Inc., 8.25%, Series B(f)		45,025	1,126,526
Colony Capital, Inc., 8.75%, Series E(f)		162,107	4,080,233
Colony Capital, Inc., 7.15%, Series I(f)		110,684	2,504,779
Colony Capital, Inc., 7.125%, Series J(f)		119,329	2,706,382
EPR Properties, 9.00%, Series E (Convertible)(b),(f)		231,000	8,752,590
EPR Properties, 5.75%, Series G(f)		137,002	3,257,908
Investors Real Estate Trust, 6.625%, Series C(f)		98,959	2,454,183
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(a),(b),(f)		76,395	4,116,163
National Retail Properties, Inc., 5.70%, Series E(f)		194,615	4,917,921
National Retail Properties, Inc., 5.20%, Series F(f)		48,717	1,181,387
Spirit Realty LP, 4.45%, due 9/15/26		2,750,000	2,729,742
Urstadt Biddle Properties, Inc., 6.75%, Series G(f)		50,000	1,294,000
Urstadt Biddle Properties, Inc., 6.25%, Series H(f)		192,556	5,066,148
Wells Fargo Real Estate Investment Corp., 6.375%, Series A(f)		207,537	5,325,399

			49,513,361

		Shares	Value
HOTEL	2.3%
Ashford Hospitality Trust, Inc., 7.375%, Series F(f)		216,000	$5,002,560
Ashford Hospitality Trust, Inc., 7.50%, Series H(f)		100,000	2,315,000
Ashford Hospitality Trust, Inc., 7.50%, Series I(f)		165,000	3,839,550
Pebblebrook Hotel Trust, 6.50%, Series C(f)		160,000	4,118,400
Pebblebrook Hotel Trust, 6.30%, Series F(f)		134,000	3,336,600
Summit Hotel Properties, Inc., 6.45%, Series D(f)		123,000	3,089,760
Summit Hotel Properties, Inc., 6.25%, Series E(f)		200,000	4,648,000
Sunstone Hotel Investors, Inc., 6.95%, Series E(f)		180,000	4,806,000
Sunstone Hotel Investors, Inc., 6.45%, Series F(f)		127,100	3,244,863

			34,400,733

INDUSTRIALS	1.6%
Monmouth Real Estate Investment Corp., 6.125%, Series C(f)		235,000	5,637,650
PS Business Parks, Inc., 5.75%, Series U(a),(b),(f)		267,974	6,790,461
PS Business Parks, Inc., 5.70%, Series V(f)		120,000	3,114,000
PS Business Parks, Inc., 5.20%, Series Y(f)		135,000	3,204,900
Rexford Industrial Realty, Inc., 5.875%, Series A(f)		85,500	2,105,865
STAG Industrial, Inc., 6.875%, Series C(f)		120,000	3,170,400

			24,023,276

MANUFACTURED HOME	0.1%
UMH Properties, Inc., 6.75%, Series C(f)		79,845	2,043,234

NET LEASE	1.7%
Gladstone Commercial Corp., 7.00%, Series D(f)		20,000	515,400
Spirit Realty Capital, Inc., 6.00%, Series A(f)		251,071	6,010,640
VEREIT, Inc., 6.70%, Series F(a),(b),(f)		749,622	18,867,985

			25,394,025

OFFICE	0.6%
City Office REIT, Inc., 6.625%, Series A(f)		50,000	1,245,000
SL Green Realty Corp., 6.50%, Series I(f)		250,396	6,465,224
Vornado Realty Trust, 5.70%, Series K(f)		86,024	2,171,246

			9,881,470

RESIDENTIAL	1.5%
APARTMENT	0.6%
Apartment Investment & Management Co., 6.875%(b),(f)		204,000	5,208,120
Bluerock Residential Growth REIT, Inc., 8.25%, Series A(f)		157,100	4,175,718

			9,383,838

		Shares	Value
SINGLE FAMILY	0.9%
American Homes 4 Rent, 6.50%, Series D(b),(f)		201,340	$5,335,510
American Homes 4 Rent, 6.35%, Series E(f)		178,397	4,656,162
American Homes 4 Rent, 6.25%, Series H(f)		112,714	2,840,393

			12,832,065

TOTAL RESIDENTIAL			22,215,903

SELF STORAGE	0.4%
National Storage Affiliates Trust, 6.00%, Series A(f)		120,000	2,986,800
Public Storage, 5.15%, Series F(f)		12,850	318,552
Public Storage, 6.00%, Series Z(f)		100,000	2,529,000

			5,834,352

SHOPPING CENTERS	2.4%
COMMUNITY CENTER	1.4%
Cedar Realty Trust, Inc., 7.25%, Series B(b),(f)		46,078	1,129,372
Saul Centers, Inc., 6.875%, Series C(f)		69,840	1,827,014
Saul Centers, Inc., 6.125%, Series D(f)		101,300	2,452,980
SITE Centers Corp., 6.375%, Series A(f)		188,203	4,789,766
SITE Centers Corp., 6.50%, Series J(f)		406,051	10,492,358

			20,691,490

REGIONAL MALL	1.0%
Brookfield Property REIT, Inc., 6.375%, Series A(f)		202,943	5,134,458
Pennsylvania REIT, 7.20%, Series C(f)		158,825	3,295,619
Pennsylvania REIT, 6.875%, Series D(f)		120,000	2,557,200
Taubman Centers, Inc., 6.25%, Series K(f)		187,582	4,820,857

			15,808,134

TOTAL SHOPPING CENTERS			36,499,624

SPECIALTY	1.1%
Digital Realty Trust, Inc., 6.625%, Series C(f)		179,137	4,707,720
Digital Realty Trust, Inc., 6.35%, Series I(f)		234,000	6,060,600
Digital Realty Trust, Inc., 5.85%, Series K(f)		98,115	2,455,819
QTS Realty Trust, Inc., 7.125%, Series A(f)		115,975	2,922,570

			16,146,709

TOTAL REAL ESTATE			225,952,687

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$226,378,590)			238,100,488

		Principal Amount		Value
PREFERRED SECURITIES—CAPITAL SECURITIES	6.5%
BANKS	0.9%
Farm Credit Bank of Texas, 10.00%, Series 1(b),(f)		6,000	†	$6,750,000
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(b),(f),(g)		$4,500,000		4,936,117
Wells Fargo & Co., 6.381%, (3 Month US LIBOR + 3.77%), Series K (FRN)(b),(e),(f)		2,000,000		2,015,000

				13,701,117

BANKS—FOREIGN	2.4%
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)(b),(f),(g),(h),(i)		2,000,000		2,098,280
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(f),(g),(h),(i)		5,000,000		5,629,755
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(b),(f),(g),(h),(i)		2,891,000		3,063,428
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(f),(g),(h),(i)		2,000,000		2,058,670
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(f),(g),(i),(j)		3,000,000		3,092,550
HBOS Capital Funding LP, 6.85% (United Kingdom)(f),(j)		2,600,000		2,635,765
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(b),(f),(g),(i)		4,000,000		4,130,000
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)(b),(f),(g)		4,000,000		5,050,000
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(b),(f),(g),(i)		4,300,000		4,590,250
UBS Group Funding Switzerland AG, 7.125% to 2/19/20 (Switzerland)(f),(g),(i),(j)		4,200,000		4,260,165

				36,608,863

COMMUNICATIONS	0.6%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)(b)		7,700	†	9,118,725

INSURANCE	0.7%
LIFE/HEALTH INSURANCE	0.2%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(h)		2,000,000		2,442,870

LIFE/HEALTH INSURANCE—FOREIGN	0.2%
La Mondiale SAM, 7.625% to 4/23/19 (France)(f),(g),(j)		3,750,000		3,763,500

PROPERTY CASUALTY—FOREIGN	0.3%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(g),(j)		4,052,000		4,301,097

TOTAL INSURANCE				10,507,467

		Principal Amount		Value
INTEGRATED TELECOMMUNICATIONS SERVICES	0.2%
Vodafone Group PLC, 7.00% to 4/4/29, due 4/4/79 (United Kingdom)(g)		$2,250,000		$2,290,954

REAL ESTATE	1.3%
FINANCE	0.5%
AT Securities BV, 5.25% to 7/21/23 (Germany)(f),(g),(j)		7,500,000		7,152,345

NET LEASE	0.1%
Washington Prime Group LP, 5.95%, due 8/15/24		1,750,000		1,642,531

RESIDENTIAL—SINGLE FAMILY	0.2%
American Homes 4 Rent LP, 4.90%, due 2/15/29		2,950,000		3,057,548

SPECIALTY	0.5%
Equinix, Inc., 5.375%, due 5/15/27(b)		3,000,000		3,150,000
QTS Realty Trust, Inc., 6.50%, Series B(f)		43,000	†	4,670,660

				7,820,660

TOTAL REAL ESTATE				19,673,084

UTILITIES	0.4%
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(b),(g),(h)		5,250,000		5,781,300

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$92,583,974)				97,681,510

CORPORATE BONDS—REAL ESTATE	0.1%
CyrusOne LP/CyrusOne Finance Corp., 5.00%, due 3/15/24		1,700,000		1,740,375

TOTAL CORPORATE BONDS (Identified cost—$1,749,559)				1,740,375

		Shares
SHORT-TERM INVESTMENTS	0.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.35%(k)		6,471,996		6,471,996

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$6,471,996)				6,471,996

		Value
PURCHASED OPTION CONTRACTS (Premiums paid—$277,101)	0.0%	$140,668
TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,426,143,452)	127.5%	1,922,392,542
WRITTEN OPTION CONTRACTS	(0.0)	(160,162)
LIABILITIES IN EXCESS OF OTHER ASSETS	(27.5)	(414,183,080)

NET ASSETS (Equivalent to $13.81 per share based on 109,161,402 shares of common stock outstanding)	100.0%	$1,508,049,300

Over-the-Counter Option Contracts

Purchased Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Paid	Value
Put — American Tower Corp.	Goldman Sachs International	$193.30	4/18/19	943	$18,582,758	$277,101	$140,668
				943	$18,582,758	$277,101	$140,668

Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call — American Tower Corp.	Goldman Sachs International	$199.16	4/18/19	(943)	$(18,582,758)	$(101,637)	$(135,995)
Put — American Tower Corp.	Goldman Sachs International	183.54	4/18/19	(943)	(18,582,758)	(64,992)	(24,167)
				(1,886)	$(37,165,516)	$(166,629)	$(160,162)

Glossary of Portfolio Abbreviations

ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	A portion of the security has been rehypothecated in connection with the Fund’s credit agreement. $416,085,586 in aggregate has been rehypothecated.
(b)	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $944,418,210 in aggregate has been pledged as collateral.
(c)	Security value is determined based on significant unobservable inputs (Level 3).
(d)	Non-income producing security.
(e)	Variable rate. Rate shown is in effect at March 31, 2019.
(f)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(g)	Security converts to floating rate after the indicated fixed-rate coupon period.
(h)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $21,074,303, which represents 1.4% of the net assets of the Fund, of which 0.0% are illiquid.

(i)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $28,923,098, which represents 1.9% of the net assets of the Fund (1.5% of the managed assets of the Fund).

(j)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $25,205,422, which represents 1.7% of the net assets of the Fund, of which 0.0% are illiquid.

(k)	Rate quoted represents the annualized seven-day yield.
(l)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of March 31, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Diversified	$9,906,356	$9,906,356	$—	$0	(a)
Other Industries	1,565,475,139	1,565,475,139	—	—
Exchange-Traded Funds	2,876,010	2,876,010	—	—
Preferred Securities—$25 Par Value:
Real Estate—Diversified	49,513,361	45,489,619	4,023,742	—
Real Estate—Hotel	34,400,733	31,310,973	3,089,760	—
Real Estate—Shopping Centers—Community Center	20,691,490	18,238,510	2,452,980	—
Other Industries	133,494,904	133,494,904	—	—
Preferred Securities—Capital Securities:
Real Estate—Specialty	7,820,660	4,670,660	3,150,000	—
Other Industries	89,860,850	—	89,860,850	—
Corporate Bonds	1,740,375	—	1,740,375	—
Short-Term Investments	6,471,996	—	6,471,996	—
Purchase Option Contracts	140,668	—	140,668	—

Total Investments in Securities(b)	$1,922,392,542	$1,811,462,171	$110,930,371	$—

Written Option Contracts	$(160,162)	$—	$(160,162)	$—

Total Derivative Liabilities(b)	$(160,162)	$—	$(160,162)	$—

(a)	BGP Holding PLC was acquired via a spinoff and has been fair valued at $0, by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Instruments

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

The following summarizes the volume of the Fund’s option contracts activity for the three months ended March 31, 2019:

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount(a),(b)	$18,582,758	$23,217,465

(a)

Notional amounts represent the average for all months in which the fund had option contracts outstanding at month-end. For the period, this represents one month for purchased options and two months for written options.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.